                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 10, 2003


                         THE HOUSTON EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                      001-11899                22-2674487
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



  1100 LOUISIANA, SUITE 2000                                       77002-5215
         HOUSTON, TEXAS                                            (Zip Code)
(Address of principal executive
           offices)



       Registrant's telephone number, including area code: (713) 830-6800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

99.1     Notice to Directors and Officers November 10, 2003.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

         On November 10, 2003 The Houston Exploration Company received notice from The Houston Exploration Company 401(k) Plan and Trust regarding a blackout period, as defined in Rule 100 of Regulation BTR. The notice required by Rule 104 of Regulation BTR was provided to directors and executive officers by the Company on November 10, 2003 and is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE HOUSTON EXPLORATION COMPANY


                                            By:   /s/ James F. Westmoreland
                                                  ------------------------------
                                                  James F. Westmoreland
                                                  Vice President and Chief
                                                  Accounting Officer


Dated:  November 10, 2003

                               Index to Exhibits


Exhibit
Number            Description
-------           -----------
99.1              Notice to Directors and Officers November 10, 2003.